UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016 (March 29, 2016)

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NCI Building Systems, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 12, 2014, NCI Building Systems, Inc. (the “Company” or “NCI”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, that NCI Group, Inc., a wholly-owned subsidiary of the Company and Steelbuilding.com, LLC, a wholly owned subsidiary of NCI Group, Inc. (together with NCI Group, Inc., “Buyers”), had entered into an Interest Purchase Agreement dated November 7, 2014 (“Interest Purchase Agreement”) with SMST Management Corp., a Pennsylvania corporation, and Riverfront Capital Fund, a Pennsylvania limited partnership, and CENTRIA, a Pennsylvania general partnership (“CENTRIA”), pursuant to which Buyers agreed, subject to the terms and conditions set forth therein, to acquire all of the general partnership interests of CENTRIA, in exchange for $245,000,000 in cash, subject to post-close working capital adjustments (such acquisition, the “Acquisition”).

On December 30, 2014, the Company filed a Current Report on Form 8-K to make publicly available certain audited historical financial information of CENTRIA and unaudited pro forma financial information of the Company.

Pursuant to the Interest Purchase Agreement, the Acquisition was completed on January 16, 2015. The Company is filing this Current Report on Form 8-K in order to make publicly available certain additional audited historical financial information of CENTRIA and unaudited pro forma financial information of NCI described in Items 9.01(a) and (b) below and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Acquired Business.

The audited consolidated balance sheets of CENTRIA as of December 31, 2014 and 2013 and the related consolidated statements of income, comprehensive income, partners’ capital and cash flows for the years then ended, and the notes to these consolidated financial statements, together with the report thereon of Ernst & Young LLP, filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated statements of operations of NCI Building Systems, Inc. and CENTRIA for the fiscal year ended November 1, 2015 filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited Financial Statements of CENTRIA for the years ended December 31, 2014 and 2013
99.2	Unaudited Pro Forma Combined Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

BY:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial
Officer and Treasurer

Date: March 29, 2016

Exhibit Index

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited Financial Statements of CENTRIA for the years ended December 31, 2014 and 2013
99.2	Unaudited Pro Forma Combined Consolidated Financial Information

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